American Pension Investors Trust

Supplement dated April 16, 2008

to the

Class A Shares Prospectus,

dated October 1, 2007

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following replaces the table and footnotes following the “FEES AND EXPENSES” section on page 24 of the Prospectus.

Shareholder Transaction Fees (fees paid directly from your investment)
	Growth Fund	Capital Income Fund	Multiple Index Fund	Value Fund	Income Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price) (1)	5.75%(2)	5.75%(2)	5.75%(2)	5.75%(2)	5.75%(2)
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption proceeds)	None(3)	None(3)	None(3)	None(3)	None(3)
Maximum account fee (for accounts under $500)	$25.00/year	$25.00/year	$25.00/year	$25.00/year	$25.00/year
(1)	The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Funds’ Board of Trustees has approved this waiver.
(2)	Reduced for purchases of $25,000 or more. See “Sales Charges — Class A Shares.”
(3)	A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge.

The following replaces the first paragraph and table under “Sales Charges – Class A Shares” in the “HOW TO INVEST” section on page 29 of the Prospectus.

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge as described below:

Class A Shares Sales Charge Schedule*

Size of Investment	As % of Offering Price	As % of Net Amount Invested
First $25,000	5.75%	6.10%
$25,001 to $50,000	5.00%	5.26%
$50,001 to $100,000	4.50%	4.71%
$100,001 to $250,000	3.50%	3.63%
$250,001 to $500,000	2.50%	2.56%
$500,001 to $750,000	2.00%	2.04%
$750,001 to $1,000,000	1.50%	1.52%
Over $1,000,000	0.00%**	0.00%**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

**	Investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. This 1% payment is not available for Class A shares sold through certain financial intermediaries (e.g., fund “supermarkets” and a “no transaction fee platforms”), among others to be decided at the sole discretion of the distributor.

American Pension Investors Trust

Supplement dated April 16, 2008

to the

Statement of Additional Information (“SAI”)

dated October 1, 2007

This supplement provides new and additional information that affects information contained in the SAI and should be read in conjunction with the SAI.

The following replaces the “Class A Shares Charge Table” and following paragraph in the “DISTRIBUTION OF FUND SHARES” section on pages 23-24 of the SAI.

Size of Investment	Total Sales Charge		Reallowed to Dealers as a % of Offering Price*
	As % of Offering Price	As a % of Net Amount Invested
First $25,000	5.75%	6.10%	5.75%
$25,001 to $50,000	5.00%	5.26%	5.00%
$50,001 to $100,000	4.50%	4.71%	4.50%
$100,001 to $250,000	3.50%	3.63%	3.50%
$250,001 to $500,000	2.50%	2.56%	2.50%
$500,001 to $750,000	2.00%	2.04%	2.00%
$750,001 to $1,000,000	1.50%	1.52%	1.50%
Over $1,000,000	0.00%**	0.00%**	0.00%**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	Investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. The Distributor normally reallows 100% of the sales charge to selling broker-dealers. The Distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. This 1% payment is not available for Class A shares sold through certain financial intermediaries (e.g., fund “supermarkets” and a “no transaction fee platforms”), among others to be decided at the sole discretion of the Distributor.